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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: November 14, 1997

                         INTERNATIONAL NURSING SERVICES, INC
            (Exact name of registrant as specified in its charter)

       Colorado                        000-24768                84-1123311
State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)           Identification No.)

          360 South Garfield Street, Suite 400, Denver, Colorado    80209
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code:  (303) 393-1515

                                       None
           (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant.  N/A.

Item 2 . Acquisition or Disposition of Assets.

              On October 19, 1997, the Company entered into an agreement to sell its Paxxon Services office and operations in Yonkers, New York, which provides the placement of physical therapists on temporary assignments, to National Health Enterprises ("NHE") and Olde Philadelphia Group as assignee of NHE, both privately held companies headquartered in Plymouth Meeting, Pennsylvania. The sale was completed and payment in full pursuant to such agreement was made to the Company on November 14, 1997. The aggregate purchase price for such operation was $1,275,000 in cash and a promissory note for $192,795, with an interest rate of 5.75% simple interest per annum, payable over one year.

Item 3. Bankruptcy or Receivership.  N/A.

Item 4. Changes in Registrant's Certifying Accountant.  N/A.

Item 5. Other Events.  N/A

Item  6.  Resignations  of  Registrant's  Directors.    N/A.

Item  7.  Financial  Statements  and  Exhibits.
          List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.
          (a)          Financial  statements  -  None  required

          (b)          Pro  forma  financial  information  -  See  attachment

          (c)      Exhibits
                           Exhibit  99.1  -    Purchase  and  Sale  Agreement,
between International Nursing Services and National Health Enterprises, dated as of October 19, 1997.

Item  8.    Change  in  Fiscal  Year.    N/A.

Item  9.    Sales  of  Equity  Securities  Pursuant  to  Regulation S.  N/A.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  INTERNATIONAL  NURSING  SERVICES,  INC.


Date:  November  26, 1997         By:   /s/ John P. Yeros
                                        John  P.  Yeros,  President
                                        and  Chief  Executive  Officer





                     INTERNATIONAL NURSING SERVICES, INC.

                       PROFORMA STATEMENTS OF OPERATIONS
                               (IN 000'S)
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




    For the Nine Months                   For the Nine Months
    Ended Sept. 28, 1997                  Ended Sept. 30, 1996
    Historical  Adjustments(1)  Proforma  Historical  Adjustments(1)  Proforma

Net revenues
            $19,762    ($2,899)    $16,863     $10,399     ($3,792) $6,607

Direct costs
 of services
             15,093    (2,296)      12,797      7,751      (3,031)   4,720

Gross Margin
              4,669     (603)       4,066      2,648        (761)    1,887

Selling, general and
 administrative expenses

              4,207       (352)     3,855      2,374        (588)    1,786

(Gain) on Sale of
 Medicare Division
               (191)                  (191)

Net income (loss)
 from operations
                653     (251)          402       274         (173)     101

Interest
 expense, net   699      (99)          600       391         (159)     232

Net income
 (loss)         (46)    (152)         (198)     (117)         (14)    (131)


Net income
 (loss) per
 common share (0.07)     0.02        (0.09)    (0.34)         0.00    (0.34)

Weighted average
 shares outstanding
          8,894,55  8,894,554    8,894,554 4,347,771     4,347,771 4,347,771

(1) Reflects direct revenues and direct costs of services and division selling, general and administrative expenses of Paxxon. Proforma adjustments also include interest expense on Paxxon asset based borrowings, and corporate amortization of goodwill associated with the Company's original acquisition of Paxxon.



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